UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 22, 2014
SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
951 SanDisk Drive, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition

On January 22, 2014, SanDisk Corporation (the “Registrant”) issued a press release to report its financial results for its fourth quarter and fiscal year ended December 29, 2013.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. In addition to the condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), the attached press release contains non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Registrant’s current financial performance and its prospects for the future. Specifically, the Registrant believes the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that it believes are not indicative of its core operating results and because they are consistent with the financial models and estimates published by many analysts who follow the Registrant. For example, because the non-GAAP results exclude the expenses the Registrant recorded for share-based compensation, amortization of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006, Pliant Technology, Inc. in May 2011, FlashSoft Corporation in February 2012, Schooner Information Technology, Inc. in June 2012 and SMART Storage Systems in August 2013, impairment of acquisition-related intangible assets, non-cash economic interest expense associated with the Registrant’s convertible debt and related tax adjustments, the Registrant believes the inclusion of non-GAAP financial measures provides consistency in its financial reporting. In addition, the Registrant’s non-GAAP diluted shares include the impact of the Registrant’s call option which, when exercised, will offset the issuance of dilutive shares from the Registrant’s 1.5% Sr. Convertible Notes due 2017, while the Registrant’s GAAP diluted shares exclude the anti-dilutive impact of this call option. These non-GAAP results are some of the primary indicators management uses for assessing the Registrant’s performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of acquisition-related intangible assets, impairment of acquisition-related intangible assets, share-based compensation, non-cash economic interest expense associated with the convertible debt and related tax adjustments, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document
99.1	Press Release of SanDisk Corporation dated January 22, 2014 to report its financial results for its fourth quarter and fiscal year ended December 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 22, 2014
SANDISK CORPORATION

		By:	/s/ Judy Bruner
		Name:	Judy Bruner
		Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press Release of SanDisk Corporation dated January 22, 2014 to report its financial results for its fourth quarter and fiscal year ended December 29, 2013.